Exhibit 10.2
AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

dated as of

November 10, 2022

among

FTAI AVIATION LTD.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

and

THE SHAREHOLDERS SET FORTH

ON THE SIGNATURE PAGES

HERETO

TABLE OF CONTENTS

		Page

	ARTICLE I

	DEFINITIONS

SECTION 1.1	DEFINITIONS	2
SECTION 1.2	RULES OF CONSTRUCTION	7

	ARTICLE II

	TERMINATION

SECTION 2.1	TERM	8
SECTION 2.2	SURVIVAL	8

	ARTICLE III

	REGISTRATION RIGHTS

SECTION 3.1	DEMAND REGISTRATION	8
SECTION 3.2	PIGGYBACK REGISTRATION	10
SECTION 3.3	SHELF REGISTRATION	12
SECTION 3.4	WITHDRAWAL RIGHTS	14
SECTION 3.5	HOLDBACK AGREEMENTS	15
SECTION 3.6	REGISTRATION PROCEDURES	15
SECTION 3.7	REGISTRATION EXPENSES	21
SECTION 3.8	REGISTRATION INDEMNIFICATION	22

	ARTICLE IV

	MISCELLANEOUS

SECTION 4.1	NOTICES	25
SECTION 4.2	HEADINGS	26
SECTION 4.3	SEVERABILITY	26
SECTION 4.4	COUNTERPARTS	26
SECTION 4.5	ADJUSTMENTS UPON CHANGE OF CAPITALIZATION	26

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THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 10, 2022, is made by and among the Initial Shareholders (as defined herein); Fortress Transportation and Infrastructure Investors LLC, a Delaware limited liability company (“FTAI”) and FTAI Aviation Ltd., a Cayman Islands exempted company (including its successors and assigns, the “Company”).

WHEREAS, FTAI and the Initial Shareholders are party to that certain Registration Rights Agreement, dated as of May 20, 2015 (the “Original RRA”) pursuant to which FTAI agreed to grant the Shareholders rights to the registration under the Securities Act (as defined herein) of the Registrable Securities (as defined herein) acquired by the Shareholders following the consummation of the initial public offering (the “Initial Offering”) of FTAI’s common shares, representing limited liability company interests in the Company;

WHEREAS, the Company and FTAI have entered into that certain Agreement and Plan of Merger, dated as of August 12, 2022 (as it may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other things, concurrently with the entry into this Agreement, FTAI has merged with and into a subsidiary of the Company, and the Company has become a public company with its ordinary shares listed on the Nasdaq Global Select Market (the “Merger”);

WHEREAS, pursuant to the Merger Agreement, the Initial Shareholders, in exchange for their existing equity in FTAI, have received ordinary shares, par value $0.01 per share, of the Company and options exercisable for ordinary shares of the Company;

WHEREAS, in connection with the Merger, the Company has agreed to assume all of FTAI’s obligations under the Original RRA;

WHEREAS, FTAI is a party to this Agreement solely for purposes of effectuating the amendment to the Original RRA and effecting the foregoing assumption;

WHEREAS, pursuant to Section 4.10 of the Original RRA, no amendment, modification or termination of the Original RRA shall be binding upon any party unless executed in writing by such party;

WHEREAS, all of the parties to the Original RRA desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company is granting the Initial Shareholders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement, effective as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 DEFINITIONS.  As used in this Agreement, the following terms shall have the following meanings:

An “AFFILIATE” of any Person means any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.  “CONTROL” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of  a Person, whether through ownership of voting securities, by contract or otherwise. “CONTROLLED” and “CONTROLLING” have correlative meanings.

 An “AFFILIATE SHAREHOLDER” shall mean (A) any director of the Company who may be deemed an Affiliate of FIG or the Manager, (B) any director or officer of FIG or any of its Affiliates or the Manager or any of its Affiliates and (C) any investment funds (including any managed accounts) managed directly or indirectly by FIG, the Manager or any of their respective Affiliates.

“AGREEMENT” has the meaning set forth in the recitals to this Agreement.

A “BENEFICIAL OWNER” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “BENEFICIALLY OWN” and “BENEFICIAL OWNERSHIP” shall have correlative meanings.

“BLOCK TRADE OFFERING” means an underwritten offering demanded by one or more Demanding Shareholders that is a no-roadshow “block trade” take-down off of a Shelf Registration Statement where pricing is expected to occur no later than the fifth business day after such demand is made.

“BOARD” means the board of directors of the Company or a duly authorized committee thereof.

“CODE” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“COMPANY” has the meaning set forth in the recitals to this Agreement.

“DEMAND” shall have the meaning set forth in Section 3.1(a).

“DEMAND REGISTRATION” shall have the meaning set forth in Section 3.1(a).

“DEMAND SHAREHOLDER” means any Shareholder or Shareholders that collectively hold at least a Registrable Amount (based on the number of outstanding Registrable Securities held by such Shareholder or Shareholders on the date a Demand is made); provided that for purposes of Section 3.3, a Shareholder shall be deemed to hold at least a Registrable Amount if the Registrable Securities proposed to be registered by such Shareholder constitute “restricted securities” within the meaning of Rule 144 (or any successor provision) promulgated under the Securities Act.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“FIG” means Fortress Investment Group LLC, a Delaware limited liability company, or any successors and assigns.

“FINRA” means the Financial Industry Regulatory Authority, Inc. and any successor thereto.

“FREE WRITING PROSPECTUS” shall have the meaning set forth in Section 3.6(a)(iii).

“FTAI” has the meaning set forth in the recitals to this Agreement.

“GOVERNMENTAL ENTITY” means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

“INITIAL OFFERING” has the meaning set forth in the recitals.

“INITIAL SHAREHOLDERS” means Fortress Worldwide Transportation and Infrastructure Master GP LLC and FIG LLC.

“INSPECTORS” shall have the meaning set forth in Section 3.6(a)(viii).

“ISSUER FREE WRITING PROSPECTUS” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“LOSSES” shall have the meaning set forth in Section 3.8(a).

“MANAGEMENT AGREEMENT” means the Management and Advisory Agreement, dated as of July 31, 2022, among FTAI, the Company, the subsidiaries party thereto and FIG, as amended from time to time.

“MANAGER” shall mean FIG LLC, a Delaware limited liability company, together with its permitted assignees under the Management Agreement.

“ORDINARY SHARES” means the Ordinary Shares of the Company and any equity securities issued or issuable in exchange for or with respect to such Ordinary Shares by way of a dividend, split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

“OTHER DEMANDING SELLERS” shall have meaning set forth in Section 3.2(b).

“OTHER PROPOSED SELLERS” shall have the meaning set forth in Section 3.2(b).

“PERMITTED TRANSFEREE” shall mean, with respect to each Shareholder, (i) any other Shareholder, (ii) such Shareholder’s Affiliates, (iii) in the case of any Shareholder, (A) any member or general or limited partner of such Shareholder (including any member of the Initial Shareholders), (B) any corporation, partnership, limited liability company or other entity that is an Affiliate of such Shareholder or any member, general or limited partner of such Shareholder (collectively, “Shareholder Affiliates”), (C) any investment funds managed directly or indirectly by such Shareholder or any Shareholder Affiliate (a “Shareholder Fund”), (D) any general or limited partner of any Shareholder Fund, (E) any managing director, general partner, director, limited partner, officer or employee of any Shareholder Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (E) (collectively, “Shareholder Associates”) or (F) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, consist solely of any one or more of such Shareholder, any general or limited partner of such Shareholder, any Shareholder Affiliates, any Shareholder Fund, any Shareholder Associates, their spouses or their lineal descendants and (iv) any other Person that acquires Ordinary Shares from such Shareholder other than pursuant to a Public Offering and that agrees to become party to or be bound by this Agreement.

“PERSON” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, Governmental Entity or other entity.

“PIGGYBACK NOTICE” shall have the meaning set forth in Section 3.2(a).

“PIGGYBACK REGISTRATION” shall have the meaning set forth in Section 3.2(a).

“PIGGYBACK SELLER” shall have the meaning set forth in Section 3.2(a).

“PIGGYBACK SHAREHOLDER” shall have the meaning set forth in Section 3.2(a).

“PUBLIC OFFERING” shall mean an offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act, including an offering in which Shareholders are entitled to sell Ordinary Shares pursuant to the terms of this Agreement.

“PROCEEDING” shall have the meaning set forth in Section 4.9.

“RECORDS” shall have the meaning set forth in Section 3.6(a)(viii).

“REGISTRABLE AMOUNT” shall mean an amount of Registrable Securities representing at least 1.0% of the Total Voting Power of the Company based on the aggregate amount of common shares of FTAI issued and outstanding immediately after the consummation of the Initial Offering.

“REGISTRABLE SECURITIES” shall mean any Ordinary Shares currently owned or hereafter acquired by any Shareholder.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, (y) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act and the restrictive legend and any stop transfer restrictions have been removed or (z) such securities shall have ceased to be outstanding.  For purposes of this Agreement, Registrable Securities shall be deemed to be in existence, whenever a Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a Shareholder hereunder; provided that a Shareholder may only request that Registrable Securities in the form of Ordinary Shares registered or to be registered as a class under Section 12 of the Exchange Act be registered under this Agreement.

“REQUESTED INFORMATION” shall have the meaning set forth in Section 3.8(g).

“REQUESTING SHAREHOLDER” shall have the meaning set forth in Section 3.1(a).

“RULE 144” means Rule 144 (or any successor provision) promul-gated under the Securities Act.

“SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“SECURITIES ACT” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“SELECTED COURTS” shall have the meaning set forth in Section 4.9.

“SELLING SHAREHOLDER” shall have the meaning set forth in Section 3.6(a)(i).

“SHAREHOLDER” shall mean (i) the Initial Shareholders, (ii) each Affiliate Shareholder and (iii) each Permitted Transferee who becomes a party to or bound by the provisions of this Agreement in accordance with the terms hereof or a Permitted Transferee thereof who is entitled to enforce the provisions of this Agreement in accordance with the terms hereof, in each case of clauses (i), (ii) and (iii) to the extent that the Initial Shareholders, Affiliate Shareholders and Permitted Transferees, together, hold of record or Beneficially Own at least a Registrable Amount.

“SHELF NOTICE” shall have the meaning set forth in Section 3.3(a).

“SHELF REGISTRATION EFFECTIVENESS PERIOD” shall have the meaning set forth in Section 3.3(c).

“SHELF REGISTRATION STATEMENT” shall have the meaning set forth in Section 3.3(a).

“SHELF UNDERWRITTEN OFFERING” shall have the meaning set forth in Section 3.3(e).

“SUBSIDIARY” or “SUBSIDIARIES” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, more than 50% of the voting shares or other similar interests or the sole general partner interest or managing member or similar interest of such Person.

“SUSPENSION PERIOD” shall have the meaning set forth in Section 3.3(d).

“TOTAL VOTING POWER OF THE COMPANY” means the total number of votes that may be cast in the election of directors of the Company if all Voting Securities outstanding or treated as outstanding pursuant to the final two sentences of this definition were present and voted at a meeting held for such purpose.  The percentage of the Total Voting Power of the Company Beneficially Owned by any Person is the percentage of the Total Voting Power of the Company that is represented by the total number of votes that may be cast in the election of directors of the Company by Voting Securities Beneficially Owned by such Person. In calculating such percentage, the Voting Securities Beneficially Owned by any Person that are not outstanding but are subject to issuance upon exercise or exchange of rights of conversion or any options, warrants or other rights Beneficially Owned by such Person shall be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power of the Company represented by Voting Securities Beneficially Owned by such Person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power of the Company represented by Voting Securities Beneficially Owned by any other Person.

“UNDERWRITTEN OFFERING” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public, including any bought deal, Block Trade Offering or other block sale to a financial institution conducted as an underwritten offering to the public.

“VOTING SECURITIES” means Ordinary Shares any other securities of the Company entitled to vote generally in the election of directors of the Company.

SECTION 1.2 RULES OF CONSTRUCTION.  For the purposes of this Agreement, unless the context otherwise requires:

(a)          the words “he,” “his” or “himself” shall be interpreted to include the masculine, feminine and corporate, other entity or trust form;

(b)          “or” is not exclusive;

(c)          words in the singular include the plural, and in the plural include the singular;

(d)          “will” shall be interpreted to express a command;

(e)          the term “including” is not limiting;

(f)          references to sections of or rules under the Securities Act and the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time; and

(g)          references to Articles, Sections or subdivisions refer to Articles, Sections or subdivisions of this Agreement unless otherwise indicated.

ARTICLE II

TERMINATION

SECTION 2.1 TERM.  This Agreement shall become effective on the date hereof and shall automatically terminate on the later of (i) one year from the date of this Agreement, (ii) the date that the Shareholders, in the aggregate, no longer hold Registrable Securities representing at least the Registrable Amount, or otherwise on the date as mutually agreed to by each of the parties hereto and (iii) the termination of the Management Agreement in accordance with its terms.

SECTION 2.2 SURVIVAL.  If this Agreement is terminated pursuant to Section 2.1, this Agreement shall become void and of no further force and effect, except for this Section 2.2 and the provisions set forth in Section 3.7, Section 3.8 and Article IV.

ARTICLE III

REGISTRATION RIGHTS

SECTION 3.1 DEMAND REGISTRATION.

(a)          At any time following the date hereof, Demand Shareholders (each, a “Requesting Shareholder”) shall be entitled to make a written request of the Company (a “Demand”) for registration under the Securities Act of an amount of Registrable Securities that, when taken together with the amounts of Registrable Securities requested to be registered under the Securities Act by all such Requesting Shareholders, equals or is greater than the Registrable Amount  (a “Demand Registration”) and thereupon the Company will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration as promptly as practicable under the Securities Act of:

(i)             the Registrable Securities which the Company has been so requested to register by the Requesting Shareholders for disposition in accordance with the intended method of disposition stated in such Demand, which may be an Underwritten Offering;

(ii)            all other Registrable Securities which the Company has been requested to register pursuant to Section 3.1(b); and

(iii)           all Ordinary Shares which the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 3.1, but subject to Section 3.1(f);

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional Shares, if any, to be so registered.

(b)          A Demand shall specify: (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand Registration, to the extent then known, and (iii) the identity of the Requesting Shareholder (or Requesting Shareholders).  Within five days after receipt of a Demand, the Company shall give written notice of such Demand to all other Shareholders.  Subject to Section 3.1(f), the Company shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten days after the Company’s notice required by this paragraph has been given.  Such written request shall comply with the requirements of a Demand as set forth in this Section 3.1(b).

(c)          Each Shareholder shall be entitled to an unlimited number of Demand Registrations.

(d)          Demand Registrations shall be on such appropriate registration form of the SEC for which the Company is eligible, including, to the extent permissible, an automatically effective registration statement or an existing effective registration statement filed by the Company with the SEC, as shall be selected by the Requesting Shareholders and shall be reasonably acceptable to the Company.

(e)          The Company shall not be obligated to (i) maintain the effectiveness of a registration statement under the Securities Act, filed pursuant to a Demand Registration, for a period longer than 90 days or (ii) effect any Demand Registration (A) within three months of a “firm commitment” Underwritten Offering (other than a Block Trade Offering that is not marketed) in which all Piggyback Shareholders (as hereinafter defined) were given “piggyback” rights pursuant to Section 3.2 (subject to Section 3.1(f)) and at least 50% of the number of Registrable Securities requested by such Piggyback Shareholders to be included in such Underwritten Offering were included, (B) within three months of any other Demand Registration or (C) if, in the Company’s reasonable judgment, it is not feasible for the Company to proceed with the Demand Registration because of the unavailability of audited or other required financial statements, provided that the Company shall use its reasonable best efforts to obtain such financial statements as promptly as practicable.  In addition, the Company shall be entitled to postpone (upon written notice to all Demand Shareholders) the filing or the effectiveness of a registration statement for any Demand Registration (but no more than twice, or for more than 90 days in the aggregate, in any period of 12 consecutive months) if the Board determines in good faith and in its reasonable judgment that the filing or effectiveness of the registration statement relating to such Demand Registration would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential.  In the event of a postponement by the Company of the filing or effectiveness of a registration statement for a Demand Registration, (i) the holders of a majority of Registrable Securities held by the Requesting Shareholder(s) shall have the right to withdraw such Demand in accordance with Section 3.4 and (ii) the Company shall not file or cause the effectiveness of any other registration statement for its own account or on behalf of other Shareholders.

(f)          The Company shall not include any securities other than Registrable Securities in a Demand Registration, except with the written consent of Shareholders participating in such Demand Registration that hold a majority of the Registrable Securities included in such Demand Registration.  If, in connection with a Demand Registration, any managing underwriter (or, if such Demand Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by Shareholders holding a majority of the Registrable Securities included in such Demand Registration, reasonably acceptable to the Company, and whose fees and expenses shall be borne solely by the Company), advises the Company, in writing, that, in its opinion, the inclusion of all of the securities, including securities of the Company that are not Registrable Securities, sought to be registered in connection with such Demand Registration would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Company shall include in such registration statement only such securities as the Company is advised by such underwriter or investment bank can be sold without such adverse effect as follows and in the following order of priority:  (i) first, up to the number of Registrable Securities requested to be included in such Demand Registration by the Shareholders, which, in the opinion of the underwriter or investment bank can be sold without adversely affecting the marketability of the offering, pro rata among such Shareholders requesting such Demand Registration on the basis of the number of such securities requested to be included by such Shareholders and such Shareholders that are Piggyback Sellers; (ii) second, securities the Company proposes to sell; and (iii) third, all other securities of the Company duly requested to be included in such registration statement, pro rata on the basis of the amount of such other securities requested to be included or such other method determined by the Company.

(g)          Any time that a Demand Registration involves an Underwritten Offering, the Requesting Shareholders that hold a majority of the Registrable Securities included in such Underwritten Offering shall select the investment banker or investment bankers and managers (which shall be reasonably acceptable to the Company) that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities.

SECTION 3.2 PIGGYBACK REGISTRATION.

(a)          Subject to the terms and conditions hereof, whenever the Company (i) proposes to register any of its equity securities under the Securities Act (other than (x) a registration relating solely to an employee stock plan, a dividend reinvestment plan, or a merger or a consolidation or (y) a registration by the Company on a registration statement on Form S-4 or a registration statement on Form S-8 or any successor forms thereto), (ii) proposes to effect an Underwritten Offering of its own securities pursuant to an effective Shelf Registration Statement or (iii) receives a request for a Shelf Underwritten Offering pursuant to Section 3.3(e) (a “Piggyback Registration”), whether for its own account or for the account of others, the Company shall give each Shareholder (each, a “Piggyback Shareholder”) prompt written notice thereof (but not less than ten business days prior to the filing by the Company with the SEC of any registration statement with respect thereto).  Such notice (a “Piggyback Notice”) shall specify, at a minimum, the number of equity securities proposed to be registered, the proposed date of filing of such registration statement with the SEC, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a good faith estimate by the Company of the proposed minimum offering price of such equity securities.  Upon the written request of any Person that on the date of the Piggyback Notice constitutes a Shareholder (a “Piggyback Seller”) (which written request shall specify the number of Registrable Securities then presently intended to be disposed of by such Piggyback Seller) given within ten days after such Piggyback Notice is received by such Piggyback Seller, the Company, subject to the terms and conditions of this Agreement, shall use its reasonable best efforts to cause all such Registrable Securities held by Piggyback Sellers with respect to which the Company has received such written requests for inclusion to be included in such Piggyback Registration on the same terms and conditions as the Company’s equity securities being sold in such Piggyback Registration.

(b)          If, in connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by Shareholders holding a majority of the Registrable Securities included in such Piggyback Registration, reasonably acceptable to the Company, and whose fees and expenses shall be borne solely by the Company), advises the Company in writing that, in its opinion, the inclusion of all the equity securities sought to be included in such Piggyback Registration by (i) the Company, (ii) others who have sought to have equity securities of the Company registered in such Piggyback Registration pursuant to rights to demand (other than pursuant to so-called “piggyback” or other incidental or participation registration rights) such registration (such Persons being “Other Demanding Sellers”), (iii) the Piggyback Sellers and (iv) any other proposed sellers of equity securities of the Company (such Persons being “Other Proposed Sellers”), as the case may be, would adversely affect the marketability of the equity securities sought to be sold pursuant thereto, then the Company shall include in the registration statement applicable to such Piggyback Registration only such equity securities as the Company is so advised by such underwriter can be sold without such an effect, as follows and in the following order of priority:

(i)             if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of equity securities to be sold by the Company as the Company, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, Registrable Securities of Piggyback Sellers and securities sought to be registered by Other Demanding Sellers, pro rata on the basis of the number of Ordinary Shares proposed to be sold by such Piggyback Sellers and Other Demanding Sellers, and (C) third, other equity securities proposed to be sold by any Other Proposed Sellers; or

(ii)            if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, such number of equity securities sought to be registered by each Other Demanding Seller and the Piggyback Sellers, pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers and Piggyback Sellers, and (B) second, other equity securities proposed to be sold by any Other Proposed Sellers or to be sold by the Company as determined by the Company.

(c)          In connection with any Underwritten Offering under this Section 3.2 for the Company’s account, the Company shall not be required to include the Registrable Securities of a Shareholder in the Underwritten Offering unless such Shareholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company.

(d)          If, at any time after giving written notice of its intention to register any of its equity securities as set forth in this Section 3.2 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each Piggyback Shareholder within five days thereof and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein); provided, that Demand Shareholders may continue the registration as a Demand Registration pursuant to the terms of Section 3.1.

SECTION 3.3 SHELF REGISTRATION.

(a)          Subject to Section 3.3(d), any of the Demand Shareholders may by written notice delivered to the Company (the “Shelf Notice”) require the Company to (i) file as soon as practicable (but no later than 60 days after the date the Shelf Notice is delivered), and to use reasonable best efforts to cause to be declared effective by the SEC within 90 days after such filing date, a registration statement on Form S-1, Form S-3 or any other appropriate form (a “Shelf Registration Statement”) or (ii) use an existing Shelf Registration Statement on Form S-3 filed with the SEC, in each case, providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of the Registrable Securities owned by such Demand Shareholders, as the case may be, and any other Shareholders that at the time of the Shelf Notice meet the definition of a Demand Shareholder who elect to participate therein as provided in Section 3.3(b) in accordance with the plan and method of distribution set forth in the prospectus included in such Shelf Registration Statement.

(b)          Within five business days after receipt of a Shelf Notice pursuant to Section 3.3(a), the Company will deliver written notice thereof to each Piggyback Shareholder.  Each Piggyback Shareholder may elect to participate in the Shelf Registration Statement by delivering to the Company a written request to so participate within ten days after the Shelf Notice is received by any such Piggyback Shareholder.

(c)          Subject to Section 3.3(d), the Company will use reasonable best efforts to keep the Shelf Registration Statement continuously effective until the earlier of (i) three years after the Shelf Registration Statement has been declared effective; and (ii) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise (the “Shelf Registration Effectiveness Period”).

(d)          Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Demand Shareholders who elected to participate in the Shelf Registration Statement, to require such Demand Shareholders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement for a reasonable period of time not to exceed 60 days in succession or 90 days in the aggregate in any 12‑month period (a “Suspension Period”) if the Board shall determine in good faith and in its reasonable judgment that it is required to disclose in the Shelf Registration Statement a financing, acquisition, corporate reorganization or other similar transaction or other material event or circumstance affecting the Company or its securities, and that the disclosure of such information at such time would be detrimental to the Company or the holders of its equity interests.  Immediately upon receipt of such notice, the Demand Shareholders covered by the Shelf Registration Statement shall suspend the use of the prospectus until the requisite changes to the prospectus have been made as required below or until advised in writing by the Company that the use of the prospectus may be resumed.  Any Suspension Period shall terminate at such time as the public disclosure of such information is made or the Company advises the Demand Stockholders in writing that the use of the prospectus may be resumed.  After the expiration of any Suspension Period and without any further request from a Shareholder, if necessary, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any docu-ment incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)          At any time and from time-to-time during the Shelf Registration Effectiveness Period (except during a Suspension Period), any of the Demand Shareholders may notify the Company of their intent to sell Registrable Securities covered by the Shelf Registration Statement (in whole or in part) in an Underwritten Offering (a “Shelf Underwritten Offering”). Such notice shall specify (i) the aggregate amount of Registrable Securities requested to be registered in such Shelf Underwritten Offering and (ii) the identity of such Demand Shareholder(s). Upon receipt by the Company of such notice, the Company shall promptly comply with the applicable provisions of this Agreement, including those provisions of Section 3.6 relating to the Company’s obligation to make filings with the SEC, assist in the preparation and filing with the SEC of prospectus supplements and amendments to the Shelf Registration Statement, participate in “road shows,” agree to customary “lock-up” agreements with respect to the Company’s securities and obtain “comfort” letters, and the Company shall take such other actions as necessary or appropriate to permit the consummation of such Shelf Underwritten Offering as promptly as practicable. Each Shelf Underwritten Offering shall be for the sale of a number of Registrable Securities equal to or greater than the Registrable Amount in the aggregate for all Demand Shareholders. In any Shelf Underwritten Offering, the Demand Shareholders that hold a majority of the Registrable Securities included in such Shelf Underwritten Offering shall select the investment banker or investment bankers and managers (which shall be reasonably acceptable to the Company) that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities.

(f)          Each Initial Shareholder shall be entitled to demand such number of Shelf Registrations as shall be necessary to sell all of his Registrable Securities pursuant to this Section 3.3.

SECTION 3.4 WITHDRAWAL RIGHTS.

Any Shareholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act shall, except in connection with a Block Trade Offering, have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement.  In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement.  No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Company shall as promptly as practicable give each Shareholder seeking to register Registrable Securities notice to such effect and, within ten days following the mailing of such notice, such Shareholders still seeking registration shall, by written notice to the Company, elect to register additional Registrable Securities, when taken together with elections to register Registrable Securities by each such other Shareholder seeking to register Registrable Securities, to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn.  During such ten day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof.  Any registration statement withdrawn or not filed (a) in accordance with an election by the Company, (b) in accordance with an election by the Requesting Shareholders in the case of a Demand Registration or by the requesting Demand Shareholders with respect to a Shelf Registration Statement or (c) in accordance with an election by the Company subsequent to the effectiveness of the applicable Demand Registration statement because any post-effective amendment or supplement to the applicable Demand Registration statement contains information regarding the Company which the Company deems adverse to the Company, shall not be counted as a Demand. If a Shareholder withdraws its notification or direction to the Company to include Registrable Securities in a registration statement in accordance with this Section 3.4, such Shareholder shall be required to promptly reimburse the Company for all expenses incurred by the Company in connection with preparing for the registration of such Registrable Securities.

SECTION 3.5 HOLDBACK AGREEMENTS.

Each Piggyback Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such equity securities, during any time period reasonably requested by the Company (which shall not exceed 90 days) with respect to any Demand Registration, Piggyback Registration or Underwritten Offering (in each case, except as part of such registration), or, in each case, during any time period (which shall not exceed 180 days) required by any underwriting agreement with respect thereto.

SECTION 3.6 REGISTRATION PROCEDURES.

(a)          If and whenever the Company is required to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1, 3.2 and 3.3, the Company shall as expeditiously as reasonably possible:

(i)             prepare and file with the SEC a registration statement to effect such registration and thereafter use reasonable best efforts to cause such registration statement to become and remain effective pursuant to the terms of this Agreement; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further that before filing such registration statement or any amendments thereto, the Company will furnish upon request to the counsel selected by the Shareholders which are including Registrable Securities in such registration (“Selling Shareholders”) copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and such review to be conducted with reasonable promptness;

(ii)            prepare and file with the SEC such amendments (including post effective amendments), supplements (including prospectus supplements on a quarterly basis to update financial statements) and “stickers” to such registration statement and the prospectus  used in connection therewith and any Exchange Act reports incorporated by reference therein as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a Demand Registration pursuant to Section 3.1, the expiration of 90 days after such registration statement becomes effective or (ii) in the case of a Piggyback Registration pursuant to Section 3.2, the expiration of 90 days after such registration statement becomes effective or (iii) in the case of a shelf registration pursuant to Section 3.3, the Shelf Registration Effectiveness Period;

(iii)           furnish to each Selling Shareholder and each underwriter, if any, of the securities being sold by such Selling Shareholder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits or documents incorporated by reference therein), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Shareholder;

(iv)           use reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Shareholder and any underwriter of the securities being sold by such Selling Shareholder shall reasonably request, and take any other action which may be reasonably necessary or advisable to enable such Selling Shareholder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Shareholder, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v)            use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the New York Stock Exchange, the NASDAQ Stock Market or any other nationally recognized securities exchange;

(vi)           use reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Shareholder(s) thereof to consummate the disposition of such Registrable Securities;

(vii)          in connection with an Underwritten Offering, obtain for each Selling Shareholder and underwriter:

(A)          an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Shareholder and underwriters, and

(B)          a “comfort” letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in AU Section 634 of the AICPA Professional Standards, an “agreed upon procedures” letter) signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement (and, if necessary, any other independent public accountants of any Subsidiary of or business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement);

(viii)         promptly make available for inspection by any Selling Shareholder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Shareholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (viii) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Selling Shareholder requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Company; and provided, further, that each Selling Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(ix)           promptly notify in writing each Selling Shareholder and the underwriters, if any, of the following events:

(A)          the filing of the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Issuer Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(B)          any request by the SEC or any other Governmental Entity for amendments or supplements to the registration statement or the prospectus or for additional information;

(C)          the issuance by the SEC or any other Governmental Entity of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

(D)          the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; and

(E)          when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the registration statement;

(x)             notify each Selling Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any Selling Shareholder, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(xi)          use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement;

(xii)          otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to Selling Shareholders, as soon as reasonably practicable, an earnings statement of the Company covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company’s first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)          use its reasonable best efforts to assist Selling Shareholders who made a request to the Company to provide for a third party “market maker” for the Ordinary Shares; provided, however, that the Company shall not be required to serve as such “market maker”;

(xiv)          cooperate with the Selling Shareholders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law), if necessary or appropriate, representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Shareholders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates as necessary or appropriate;

(xv)          have appropriate officers of the Company prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, and other information meetings organized by the underwriters, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its reasonable best efforts to cooperate as reasonably requested by the Selling Shareholders and the underwriters in the offering, marketing or selling of the Registrable Securities;

(xvi)          have appropriate officers of the Company, and cause representatives of the Company’s independent public accountants, to participate in any due diligence discussions reasonably requested by any Selling Shareholder or any underwriter;

(xvii)           if requested by any underwriter, agree, and cause the Company and any directors or officers of the Company to agree, to be bound by customary “lock-up” agreements restricting the ability to dispose of the Company’s securities;

(xviii)       if requested by any Selling Shareholders or any underwriter, promptly incorporate in the registration statement or any prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Shareholders may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities;

(xix)          cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of FINRA;

(xx)           otherwise use reasonable best efforts to cooperate as reasonably requested by the Selling Shareholders and the underwriters in the offering, marketing or selling of the Registrable Securities;

(xxi)          otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act; and

(xxii)        use reasonable best efforts to take any action requested by the Selling Shareholders, including any action described in clauses (i) through (xxi) above to prepare for and facilitate any “over-night deal” or other proposed sale of Registrable Securities over a limited timeframe.

The Company may require each Selling Shareholder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Shareholder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request to complete or amend the information required by such registration statement.

(b)          Underwriting.  Without limiting any of the foregoing, in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Company, if requested by the underwriter, shall enter into an underwriting agreement with a managing underwriter or underwriters in connection with such offering containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers.

(c)          Each Selling Shareholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.6(a)(ix), such Selling Shareholder shall forthwith discontinue such Selling Shareholder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6(a)(ix) and, if so directed by the Company, deliver to the Company, at the Company’s expense, all copies, other than permanent file copies, then in such Selling Shareholder’s possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities.  In the event the Company shall give such notice, any applicable period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in Section 3.6(a)(ix) to the date when all such Selling Shareholders shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the SEC.

SECTION 3.7 REGISTRATION EXPENSES.

All expenses incident to the Company’s performance of, or compliance with, its obligations under this Agreement including all registration and filing fees, all fees and expenses of compliance with securities and “blue sky” laws, all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121(f)(12)), all fees and expenses of compliance with securities and “blue sky” laws, all printing (including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses and Issuer Free Writing Prospectuses if the printing of such prospectuses is requested by a holder of Registrable Securities) and copying expenses, all messenger and delivery expenses, all fees and expenses of the Company’s independent certified public accountants (including, without limitation, with respect to “comfort” letters) and counsel (including, without limitation, with respect to opinions) and fees and expenses of one firm of counsel to the Shareholders selling in such registration (which firm shall be selected by the Shareholders selling in such registration that hold a majority of the Registrable Securities included in such registration) (collectively, the “Registration Expenses”) shall be borne by the Company, regardless of whether a registration is effected.  The Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded.  Each Selling Shareholder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Shareholder’s Registrable Securities pursuant to any registration.

SECTION 3.8 REGISTRATION INDEMNIFICATION.

(a)          By the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Shareholder and its Affiliates and their respective officers, directors, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Shareholder or such other indemnified Person from and against all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Losses”) caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by any information furnished in writing to the Company by such Selling Shareholder expressly for use therein.  In connection with an Underwritten Offering and without limiting any of the Company’s other obligations under this Agreement, the Company shall also indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriters or such other indemnified Person to the same extent as provided above with respect to the indemnification (and exceptions thereto) of Selling Shareholders.  Reimbursements payable pursuant to the indemnification contemplated by this Section 3.8(a) will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

(b)          By the Selling Shareholders.  In connection with any registration statement in which a Shareholder is participating, each such Selling Shareholder will furnish to the Company in writing information regarding such Selling Shareholder’s ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, its Affiliates and their respective directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company or such other indemnified Person against all Losses caused by any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by such Selling Shareholder expressly for use therein; provided, however, that each Selling Shareholder’s obligation to indemnify the Company hereunder shall, to the extent more than one Selling Shareholder is subject to the same indemnifica-tion obligation, be apportioned between each Selling Shareholder based upon the net amount received by each Selling Shareholder from the sale of Registrable Securities, as compared to the total net amount received by all of the Selling Shareholders of Registrable Securities sold pursuant to such registration statement.  Notwith-standing the foregoing, no Selling Shareholder shall be liable to the Company for amounts in excess of the lesser of (i) such apportionment and (ii) the amount received by such holder in the offering giving rise to such liability.

(c)          Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis.

(d)          Defense of Actions. In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).  An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (such consent not to be unreasonably withheld).  The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence).  No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, it being understood that the indemnified party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party).

(e)          Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

(f)          Contribution.  If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons.  In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances.  It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.  Notwithstanding the foregoing, no Selling Shareholder or transferee thereof shall be required to make a contribution in excess of the net amount received by such holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obliga-tion.

(g)          Request for Information.  Not less than ten days before the expected filing date of each registration statement pursuant to this Agreement, the Company shall notify each Shareholder who has timely provided the requisite notice hereunder entitling the Shareholder to register Registrable Securities in such registration statement of the information, documents and instruments from such Shareholder that the Company or any underwriter reasonably requests in connection with such registration statement, including, but not limited to a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”).  If the Company has not received, on or before the second day before the expected filing date, the Requested Information from such Shareholder, the Company may file the registration statement without including Registrable Securities of such Shareholder.  The failure to so include in any registration statement the Registrable Securities of a Shareholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Company to such Shareholder.

(h)          No Grant of Future Registration Rights.  The Company shall not grant any shelf, demand, piggyback or incidental registration rights that are senior to the rights granted to the Shareholders hereunder to any other Person without the prior written consent of Piggyback Shareholders holding a majority of the Registrable Securities held by all Piggyback Shareholders.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1 NOTICES.  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile or other electronic transmission (provided a copy is thereafter promptly delivered as provided in this Section 4.1) or nationally recognized overnight courier, addressed to such party at the address or facsimile number set forth below or such other address, email address or facsimile number as may hereafter be designated in writing by such party to the other parties:

(a)          if to the Company, to:

FTAI Aviation Ltd.
1345 Avenue of the Americas, 45th Floor
New York, NY 10105
(T) (212) 798-6100
Attention: Kevin P. Kreiger, Secretary

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
(T) (212) 735-3000
(F) (212) 735-2000
Attention: Joseph A. Coco, Esq., Michael J. Schwartz, Esq., Blair T. Thetford, Esq.

(b)          if to FTAI, to:

Fortress Transportation and Infrastructure Investors LLC
1345 Avenue of the Americas, 45th Floor
New York, NY 10105
(T) (212) 798-6100
Attention: Kevin P. Kreiger, Secretary

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
(T) (212) 735-3000
(F) (212) 735-2000
Attention: Joseph A. Coco, Esq., Michael J. Schwartz, Esq., Blair T. Thetford, Esq.

(c)          if to any of the Shareholders, to:

the address and facsimile number set forth in the records of the Company.

Any requirement to provide notice to Shareholders under this Agreement shall exclude any Shareholders that have not executed a joinder to this Agreement.

SECTION 4.2 HEADINGS.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 4.3 SEVERABILITY.  The provisions of this Agree-ment shall be deemed severable and the invalidity or unenforceability of any provi-sion shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 4.4 COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

SECTION 4.5 ADJUSTMENTS UPON CHANGE OF CAPITALIZATION.  In the event of any change in the outstanding Ordinary Shares by reason of dividends, splits, reverse splits, spin-offs, split-ups, recapitalizations, combinations, exchanges of shares and the like, the term “Ordinary Shares” shall refer to and include the securities received or resulting therefrom, but only to the extent such securities are received in exchange for or in respect of Ordinary Shares.

SECTION 4.6 ENTIRE AGREEMENT.  This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof.

SECTION 4.7 FURTHER ASSURANCES.  Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

SECTION 4.8 GOVERNING LAW; EQUITABLE REMEDIES.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity.  Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto.  Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

SECTION 4.9 CONSENT TO JURISDICTION.  With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (i) submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York (the “Selected Court”) and waives any objection to venue being laid in the Selected Court whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before the Selected Court; provided, however, that a party may commence any Proceeding in a court other than the Selected Court solely for the purpose of enforcing an order or judgment issued by the Selected Court; (ii) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or the Initial Shareholders at their respective addresses referred to in Section 4.1 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (iii) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

SECTION 4.10          AMENDMENTS; WAIVERS.

(a)                 No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)                 No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 4.11           ASSIGNMENT.  Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or transferred by any of the parties hereto without the prior written consent of the other parties hereto, except that each of the Initial Shareholders may assign or transfer without such consent to its Permitted Transferees (provided, that any such Permitted Transferee is a Shareholder hereunder or, in connection with any such assignment or transfer, such Permitted Transferee executes a joinder to this Agreement, in form and substance reasonably acceptable to the Company, pursuant to which such Permitted Transferee agrees to be a “Shareholder” for all purposes of this Agreement) or to any other Shareholder (including any Affiliate Shareholder).  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective executors, estates, heirs, successors and assigns.  For the avoidance of doubt, the Affiliate Shareholders shall be deemed to be Shareholders without any further action.

SECTION 4.12          THIRD PARTY BENEFICIARY.  Each of the Affiliate Shareholders shall be a third party beneficiary to the agreements made hereunder between the Company and the Initial Shareholders and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

COMPANY:

By:	/s/ Joseph P. Adams, Jr.
Name:	Joseph P. Adams, Jr
Title:	Chief Executive Officer

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC:

By:	/s/ Angela Nam
Name:	Angela Nam
Title:	Chief Financial Officer

INITIAL SHAREHOLDERS:

FIG LLC

By:	/s/ Daniel Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS TRANSPORTATION AND INFRASTRUCTURE MASTER GP LLC

By:	/s/ Demetrios Tserpelis
Name:	Demetrios Tserpelis
Title:	Authorize Signatory

[Signature Page to A&R Registration Rights Agreement]